EXECUTION VERSION

                                                     SCHEDULE
                                                      to the
                                                 Master Agreement
                                          (Multicurrency - Cross Border)

                                           dated as of February 8, 2008

                                                      between

                                                        and            Deutsche Bank Trust Company Americas, not in its
                                                                       individual capacity but solely as Supplemental Interest
                 Credit Suisse International                           Trust Trustee on behalf of the Supplemental Interest Trust with respect to the RALI Series 2008-QR1 Trust, Mortgage
                                                                       Asset-Backed Pass-Through Certificates, Series 2008-QR1
           _______________________________________                              _________________________________________
                         ("Party A")                                                           ("Party B")

                                                      Part 1
                                              Termination Provisions

In this Agreement:-

(a)      Specified Entity.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b)      Specified Transaction.  Specified Transaction will have the meaning specified in Section 14.

(c)      Certain  Events of  Default.  The  following  Events of  Default  will apply to the  parties as  specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.
         Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.
         Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.
         Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.
         Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
         Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.
         Section  5(a)(vii)  (Bankruptcy)  will apply to Party A and Party B;  provided that in respect of Party B,
         (i) clause (2)  thereof  shall not apply,  (ii)  clause  (3)  thereof  shall not apply to any  assignment, arrangement,  or  composition  that is effected by or pursuant to the Trust  Agreement,  (iii)  clause (4)
         thereof  shall not apply to Party B to the extent that the relevant  proceeding  is  instituted by Party A in  breach of Party  A's  agreement  in Part 5(d) of this  Schedule,  (iv) the words  "seeks  or" shall be deleted  from  clause (6)  thereof  and any  appointment  that is  effected  by or  pursuant  to the Trust
         Agreement  and/or any other  document  pertaining  thereto  (collectively  with the Trust  Agreement,  the
         "Transaction  Documents")  shall not  constitute an Event of Default under such clause (6), (v) clause (7)
         thereof  shall not apply,  (vi) clause (8) thereof  shall apply only to the extent not  inconsistent  with clauses (i) to (v) of this sentence and (vii) clause (9) thereof shall not apply.
         Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d)  Termination Events.  The following Termination Events will apply to the parties as specified below:

         Section 5(b)(i) (Illegality) will apply to Party A and Party B.
         Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.
         Section 5(b)(iii) (Tax Event Upon Merger) will apply to Party A and Party B.
         Section 5(b)(iv) (Credit Event Upon Merger) will not apply to Party A or Party B.

(e)      Automatic Early Termination.  The "Automatic Early  Termination"  provision of Section 6(a) will not apply to Party A or Party B.

(f)      Payments on Early  Termination.  For the purpose of Section 6(e),  the Second Method and Market  Quotation
         will apply.

(g)      Termination Currency.  "Termination Currency" means United States Dollars.

(h)      Additional  Termination  Events.  The following  Additional  Termination  Events will apply,  in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

          (i)     The actual  termination  of the Trust  pursuant to Article VI of the Trust  Agreement,  provided, however, that notwithstanding  Section 6(b)(iv) of this Agreement,  either party may designate an
                  Early  Termination  Date,  which  shall  be the  final  Distribution  Date,  in  respect  of this
                  Additional Termination Event.

         (ii)     Upon the occurrence of a Swap  Disclosure  Event (as defined in Part 5(r) below) Party A has not, within 10 days after such Swap  Disclosure  Event,  complied with any of the provisions set forth in Part 5(r)(iii) below.  For all purposes of this Agreement,  Party A shall be the sole Affected
                  Party with respect to the occurrence of an Additional  Termination  Event  described in this Part
                  1(h)(ii).

                                                     Part 2
                                               Tax Representations

(a)      Payer Tax Representations.  For the purpose of Section 3(e), Party A makes the following representation:-

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:-

         (i)      the accuracy of any representation made by the other party pursuant to Section 3(f);

         (ii)     the  satisfaction  of the agreement of the other party  contained in Section 4(a)(i) or 4(a)(iii)
                  and the  accuracy  and  effectiveness  of any  document  provided by the other party  pursuant to
                  Section 4(a)(i) or 4(a)(iii); and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d);

         provided  that it shall not be a breach of this  representation  where  reliance is placed on clause (ii), and the other party does not  deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(b)      Payee Tax Representations.  For the purpose of Section 3(f),

         (i)      Party A makes the following representation to Party B:

                  (A)  Party A is entering into each  Transaction  in the ordinary  course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and  Corporation  Taxes Act
                       of 1988.

                  (B)  Party A has been approved as a Withholding  Foreign  Partnership by the US Internal  Revenue
                       Service.

                  (C)  Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

                  (D)  Party A is a  partnership  that  agrees  to comply  with any  withholding  obligation  under
                       Section 1446 of the Internal Revenue Code.

         (ii)     Party B makes no Payee Tax Representations.

                                                      Part 3
                                          Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:-

(a)      For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

_____________________________________________________________________________________________________________________
Party required to        Form/Document/ Certificate     Date by which to be delivered
deliver document
_____________________________________________________________________________________________________________________
Party A                  U.S. Internal Revenue          (i) Before the first Payment Date under this Agreement,
                         Service Form W-8IMY or any     such form to be updated at the beginning of each succeeding
                         successor forms thereto        three-calendar-year period after the first payment date
                                                        under this Agreement, (ii) promptly upon reasonable demand by Party B, and (iii) promptly upon learning that any such form previously provided by Party A has become obsolete or incorrect.
_____________________________________________________________________________________________________________________

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:-

_____________________________________________________________________________________________________________________
Party required    Form/Document/ Certificate                      Date by which to be delivered     Covered by
to deliver                                                                                          Section 3(d)
document                                                                                            Representation
_____________________________________________________________________________________________________________________
Party    A   and  Certified  copy  of  the  board  of  directors  Concurrently  with the execution  Yes
Party B           resolution    (or    equivalent    authorizing  and delivery of this Agreement.
                  documentation)  which sets forth the authority
                  of each  signatory to this  Agreement and each
                  Credit  Support  Document  (if any) signing on
                  its behalf and the  authority of such party to
                  enter  into   Transactions   contemplated  and
                  performance of its obligations hereunder.
_____________________________________________________________________________________________________________________
Party A and       Incumbency certificate (or, if available, the   Concurrently with the execution   Yes
Party B           current authorized signature book or            and delivery of this Agreement
                  equivalent authorizing documentation)           unless previously delivered and
                  specifying the names, titles, authority and     still in full force and effect.
                  specimen signatures of the persons authorized
                  to execute this Agreement which sets forth
                  the specimen signatures of each signatory to
                  this Agreement, each Confirmation and each
                  Credit Support Document (if any) signing on
                  its behalf.
_____________________________________________________________________________________________________________________
Party A           An opinion of counsel to such party as to the   Concurrently with the execution   No
                  enforceability of this Agreement that is        and delivery of this Agreement.
                  reasonably satisfactory in form and substance
                  to the other party.
_____________________________________________________________________________________________________________________
Party B           An opinion of counsel to Party B, as to the     Upon execution of this            No
                  enforceability of this Agreement against        Agreement.
                  Party B.
_____________________________________________________________________________________________________________________
Party B           A duly executed copy of each of the             Promptly upon finalizing this     Yes
                  Transaction Documents.                          Agreement.
_____________________________________________________________________________________________________________________

                                                      Part 4
                                                   Miscellaneous

(a)      Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

         Party A:

         (1)      Address for notices or communications to Party A (other than by facsimile):-

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Managing Director -
                     England                                          Operations Department;
                                                                (3)   Managing Director - Legal Department

         Telex No.:  264521                    Answerback:             CSI G

         (For all purposes)

         (2)      For the  purpose of  facsimile  notices or  communications  under this  Agreement  (other  than a notice or communication under Section 5 or 6):-

                  Facsimile No.:    44 20 7888 2686
                  Attention:        Managing Director - Legal Department

                  Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028
                  Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

         Party B:

         Address for notices or communications to Party B:

         Deutsche Bank Trust Company Americas
         1761 East St. Andrew Place
         Santa Ana, CA 92705-4934
         Attention: Trust Administration - RF08R1
         Facsimile: 714-656-2625
         Phone: 714-247-6309

         (For all purposes)

 (b)     Process Agent.  For the purpose of Section 13(c):-

         Party A appoints as its Process Agent:- Credit Suisse  Securities  (USA) LLC,  Eleven Madison Avenue,  New
         York, NY 10010 (Attention:- General Counsel, Legal and Compliance Department).

         Party B appoints as its Process Agent:- Not Applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c):-

         Party A is not a Multibranch Party.
         Party B is not a Multibranch Party.

(e)      Calculation  Agent.  The  Calculation  Agent is Party A;  provided,  however,  that if an Event of Default shall have  occurred  with  respect  to Party A,  Party B shall  have the right to appoint as  Calculation
         Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      Credit Support Document. None

(g)      Credit Support Provider.

         Credit Support Provider means in relation to Party A: Not applicable.

         Credit Support Provider means in relation to Party B: Not applicable.

(h)      Governing  Law.  This  Agreement  and, to the fullest  extent  permitted  by  applicable  law, all matters arising out of or relating in any way to this  Agreement,  will be governed by and construed in accordance with the laws of the State of New York without  reference  to choice of law  doctrine  other than New York
         General  Obligations Law Sections 5-1401 and 5-1402.  Each party hereby submits to the jurisdiction of the
         Courts of the State of New York.

(i)      Netting of Payments.  Section 2(c)(ii) of this Agreement will apply to the Transactions.

(j)      Affiliate.  Affiliate  will  have  the  meaning  specified  in  Section  14 of this  Agreement,  provided, however,  that  Party A shall be  deemed  to have no  Affiliates  for  purposes  of  Section  3(c) of this
         Agreement and Party B shall be deemed to have no Affiliates.

                                                      Part 5
                                                 Other Provisions

(a)      Definitions.  Any  capitalized  terms  used but not  otherwise  defined in this  Agreement  shall have the meanings  assigned to them (or  incorporated  by  reference) in the Trust  Agreement.  In the event of any inconsistency  between the terms of this  Agreement and the terms of the Trust  Agreement,  this Agreement will govern.  For the avoidance of doubt,  references  herein to a particular  "Section" of this Agreement are references to the corresponding sections of the Master Agreement.

         References  to the "Trust  Agreement"  are to the Trust  Agreement,  dated as of February 8, 2008  between
         Residential  Accredit Loans,  Inc., an affiliate of Residential  Funding  Company,  LLC, as the Depositor,
         Residential  Funding  Company,  LLC, as the  Certificate  Administrator  and Deutsche  Bank Trust  Company
         Americas as Trustee and Supplemental Interest Trust Trustee.

(b)      Section  3(a) of this  Agreement is hereby  amended to include the  following  additional  representations after paragraph 3(a)(v):

         (vi) Eligible Contract  Participant.  It is an "eligible contract  participant" as such term is defined in
         Section  35.1 (b) (2) of the  regulations  (17  C.F.R.  35)  promulgated  under and as  defined in section
         1a(12) of the U.S. Commodity Exchange Act, as amended.

         (vii)  Individual  Negotiation.  This  Agreement and each  Transaction  hereunder is subject to individual negotiation by the parties.

         (viii)  Relationship  between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a  Transaction  or an  amendment  thereof  that (absent a written  agreement  between Party A and Party B that  expressly  imposes  affirmative  obligations  to the contrary for that Transaction):

               (1)         Capacity.  Party A  represents  to Party B on the date on which Party A enters into this
               Agreement  that it is entering into the Agreement and the  Transaction as principal and not as agent of any  person.  Party B  represents  to  Party A on the  date on which  Party B  enters  into  this
               Agreement it is entering  into the  Agreement and the  Transaction  in its capacity as  Supplemental
               Interest Trust Trustee.

               (2)         Non-Reliance.  Party A is acting for its own  account  and with  respect to Party B, the
               Supplemental  Interest  Trust Trustee is executing  this  Agreement as  supplemental  interest trust trustee  on  behalf  of the  Supplemental  Interest  Trust.  Party A has  made  its own  independent decisions  to enter into that  Transaction  and as to whether that  Transaction  is  appropriate  or proper  for it based upon its own  judgment  and upon  advice  from such  advisors  as it has deemed necessary.  Party  B has  been  directed  to  enter  into  the  Transaction  pursuant  to the  Trust
               Agreement.  It is not  relying  on any  communication  (written  or  oral)  of the  other  party  as investment advice or as a recommendation  to enter into that  Transaction;  it being understood that information  and  explanations  related to the terms and  conditions of a  Transaction  shall not be considered  investment advice or a recommendation  to enter into that Transaction.  No communication
               (written or oral)  received  from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

               (3)         Evaluation and  Understanding.  Party A is capable of evaluating and  understanding  (on its own behalf or through  independent  professional  advice),  and  understands  and  accepts,  the terms,  conditions  and risks of this  Agreement and each  Transaction  hereunder.  Party B has been directed  to enter into the  Transaction  pursuant  to the Trust  Agreement.  It is also  capable of assuming,  and  assumes,  all  financial  and other  risks of this  Agreement  and each  Transaction hereunder.

               (4)         Status of Parties.  The other  party is not acting as a  fiduciary  or an advisor for it in respect of that Transaction.

(c)      Section 4 is hereby amended by adding the following new agreement:

         Actions  Affecting  Representations.  (i) Party B agrees  not to take any  action  during the term of this
         Agreement  or any  Transaction  hereunder  that  renders or could  render any of the  representations  and warranties  in this  Agreement  untrue,  incorrect,  or  incomplete,  and,  (ii) if any event or condition occurs that renders or could render any such  representation  untrue,  incorrect,  or incomplete,  Party B will  immediately  upon obtaining  actual knowledge of such event or condition give written notice thereof to Party A.

(d)      Proceedings.  Party A shall not  institute  against,  or cause any other person to institute  against,  or join any other person in instituting  against the Trust,  Party B or the  Supplemental  Interest Trust any
         bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings under any federal or state  bankruptcy,  dissolution or similar law, for a period of one year and one day, or if  longer  the  applicable  preference  period  then  in  effect,  following  payment  in  full of the
         Certificates.  Nothing shall preclude,  or be deemed to stop,  Party A (i) from taking any action prior to the expiration of the aforementioned  one year and one day period, or if longer the applicable  preference period then in effect, in (A) any case or proceeding  voluntarily  filed or commenced by the Trust,  Party
         B or the Supplemental  Interest Trust, as applicable,  or (B) any involuntary  insolvency proceeding filed or  commenced  by a Person  other than Party A, (ii) from  commencing  against  the Trust,  Party B or the
         Supplemental  Interest  Trust any legal action  which is not a  bankruptcy,  reorganization,  arrangement, insolvency,  moratorium,  liquidation  or  similar  proceeding,  or (iii)  from  taking  any  action  (not otherwise  mentioned in this  paragraph)  which will  prevent an  impairment  of any right  afforded to it under the Trust  Agreement as a third party  beneficiary.  This  provision  shall survive  termination  of this Agreement.

(e)      Supplemental  Interest  Trust  Trustee  Capacity.  It is  expressly  understood  and agreed by the parties hereto  that (i) this  Agreement  is  executed  and  delivered  by Deutsche  Bank Trust  Company  Americas
         ("DBTCA"),  not  individually  or  personally,  but solely as  Supplemental  Interest Trust Trustee of the
         Supplemental  Interest Trust under the Trust Agreement  pursuant to which the Supplemental  Interest Trust was formed,  in the exercise of the powers and authority  conferred upon and vested in it, and pursuant to instructions  set forth  therein,  (ii) DBTCA has been directed  pursuant to the Trust  Agreement to enter into  this  Agreement  and to  perform  its  obligations  hereunder,  (iii)  each of the  representations, undertakings  and  agreements  herein  made on the part of Party B is made and  intended  not as  personal representations,  undertakings or agreements of DBTCA,  but is made and intended solely for the purpose of binding  only the  Supplemental  Interest  Trust,  (iv)  nothing  contained  herein  shall be construed as imposing any liability upon DBTCA,  individually  or personally,  to perform any covenant,  either express or implied,  contained  herein  (including,  for the avoidance of doubt,  any liability,  individually  or personally,  for any  failure  or delay in making a payment  hereunder  to Party A due to any  failure  or delay in receiving  amounts held in the account held by the  Supplemental  Interest Trust created pursuant to the Trust  Agreement) and all such liability,  if any, is hereby expressly waived by the parties hereto and by any Person  claiming by,  through or under the parties  hereto and such waiver shall bind any third party making a claim by or through one of the parties hereto,  and (v) under no circumstances  shall DBTCA be  personally  liable for the  payment of any  indebtedness  or expenses of Party B, or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant made or undertaken by Party B under this  Agreement or any related  documents,  as to all of which  recourse  shall be had solely to the assets of the Supplemental Interest Trust in accordance with the Trust Agreement.

(f)      Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

         "to another account in the same legal and tax jurisdiction as the original account"

(g)      No Set-off.  Except as expressly  provided for in Section  2(c) or Section 6 hereof,  and  notwithstanding any other provision of this Agreement or any other existing or future  agreement,  each party  irrevocably waives  any and all  rights it may have to set off,  net,  recoup or  otherwise  withhold  or  suspend  or condition  payment or performance of any obligation  between it and the other party hereunder  against any obligation  between it and the other party under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any,  payable in respect of an Early  Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(h)      Notice of  Certain  Events or  Circumstances.  Each party  agrees,  upon  learning  of the  occurrence  or existence  of any event or  condition  that  constitutes  (or that with the giving of notice or passage of time or both would  constitute)  an Event of  Default or  Termination  Event with  respect to such  party, promptly to give the other party notice of such event or condition  (or, in lieu of giving  notice of such event or  condition  in the case of an event or  condition  that with the  giving of notice or  passage of time or both would  constitute  an Event of Default or  Termination  Event with  respect to the party,  to cause  such event or  condition  to cease to exist  before  becoming  an Event of  Default or  Termination
         Event);  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(k)
         shall not constitute an Event of Default or a Termination Event.

(i)      Regarding  Party A. Party B  acknowledges  and agrees that Party A has had and will have no involvement in and,  accordingly Party A accepts no responsibility  for: (i) the establishment,  structure,  or choice of assets of Party B; (ii) the selection of any person  performing  services for or acting on behalf of Party
         B;  (iii)  the  selection  of Party A as the  counterparty;  (iv) the terms of the  Certificates;  (v) the preparation of or passing on the disclosure and other  information  contained in any offering document for the Certificates,  the Trust Agreement,  or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates  (other than  information  provided in writing by Party A for  purposes  of the  disclosure  document  relating  to the  Certificates);  (vi) the ongoing  operations and  administration of Party B, including the furnishing of any information to Party B which is not  specifically  required  under  this  Agreement  or the Trust  Agreement;  or (vii) any other aspect of Party B's existence.

(j)      Jurisdiction.  Section  13(b) is hereby  amended by: (i) deleting in the second line of  subparagraph  (i)
         thereof the word "non-": and (ii) deleting the final paragraph thereof.

(k)      Limited  Recourse.  The liability of Party B in relation to this Agreement and any Confirmation  hereunder is limited in recourse to the assets of Party B and payments of interest  proceeds and principal  proceeds thereon  applied in  accordance  with the terms of the Trust  Agreement.  Upon  application  of all of the assets of Party B (and proceeds  thereon) in  accordance  with the Trust  Agreement,  Party A shall not be entitled to take any further steps  against Party B to recover any sums due but still unpaid  hereunder or thereunder,  all  claims  in  respect  of  which  shall  be  extinguished  and  shall  not  revive  nor be reinstated.  It is understood that the foregoing  provisions  shall not (i) prevent recourse against Party
         B for the sums due or to become due under any  security,  instrument  or  agreement of Party B (subject to the  priority  of payments  set forth in the Trust  Agreement)  or (ii)  constitute  a waiver,  release or discharge of any obligation of Party B arising under this  Agreement  until the proceeds have been applied in accordance with the Trust Agreement.

(l)      Waiver of Jury Trial.  Each party waives,  to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating to this  Agreement or any Credit Support  Document.  Each party certifies (i) that no  representative,  agent or attorney of the other party or any Credit  Support  Provider  has  represented,  expressly or  otherwise,  that such other party would not, in the event of such a suit,  action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges  that it and the other  party have been  induced to enter into this  Agreement  and provide for any Credit Support  Document,  as applicable,  by, among other things,  the mutual waivers and certifications in this Section.

(m)      Consent to Recording.  Each party (i) consents to the recording of the telephone  conversations of trading and  marketing  personnel of the parties and their  Affiliates in  connection  with this  Agreement or any potential  transaction and (ii) if applicable,  agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(n)      Severability.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be illegal,  invalid or unenforceable (in whole or in part) for any reason, the remaining terms,  provisions,  covenants and conditions hereof shall continue in full  force  and  effect  as if  this  Agreement  had  been  executed  with  the  illegal,  invalid  or unenforceable portion eliminated,  so long as this Agreement as so modified continues to express,  without material  change,  the original  intentions of the parties as to the subject  matter of this Agreement and the deletion of such portion of this Agreement will not  substantially  impair the respective  benefits or expectations of the parties to this Agreement.

(o)      Escrow  Payments.  If (whether by reason of the time  difference  between the cities in which  payments or deliveries  are to be made or  otherwise)  it is not possible for  simultaneous  payments or deliveries to be made on any date on which both parties are required to make  payments or deliveries  hereunder,  either party  may at its  option  and in its  sole  discretion  notify  the  other  party  (Section  2(b) of this
         Agreement  notwithstanding)  that payments or deliveries on that date are to be made in escrow (such party being the  "Appointing  Party").  In this case,  deposit of the  payment or  delivery  due earlier on that date will be made by 2.00 pm (local time at the place for the earlier  payment or  delivery)  on that date with an escrow agent selected by the  Appointing  Party,  accompanied  by irrevocable  payment or delivery instructions  (i) to release the deposited  payment or delivery to the intended  recipient upon receipt by the escrow agent of the required  deposit of the  corresponding  payment or delivery  from the other party on the same date accompanied by irrevocable  payment or delivery  instructions to the same effect, or (ii)
         if the  required  deposit of the  corresponding  payment  or  delivery  is not made on that same date,  to return  the  payment or  delivery  deposited  to the party  that paid or  delivered  it into  escrow.  The
         Appointing  Party will pay all costs of the escrow  arrangements.  The Appointing Party will bear the risk of any  failure of the  entity it  nominates  to be its escrow  agent to fully and  promptly  perform  the obligations of such escrow agent as  contemplated  in this Part 5(s) Any amounts  payable or deliveries to be made under this Agreement by the  Appointing  Party which are not received by the other party hereto on the due date will remain due and payable or to be made by the  Appointing  Party as of such date (assuming timely  payment or  delivery  on the due date of amounts  payable  or  deliveries  to be made by the other party hereto).  Any amounts or deliveries  due from the other party,  which have been paid or delivered to the escrow agent in accordance  with this Part 5(s) (and any  instructions  in connection  therewith given to the other party by the  Appointing  Party)  shall be treated as having been paid or  delivered  by such other party and  received by the  Appointing  Party as of the date on which they were paid or delivered to the  Appointing  Party's  escrow  agent.  The  Appointing  Party  shall cause the escrow  arrangements  to provide  that the other party shall be entitled to interest on any payment due to be  deposited  first for each day in the period of its deposit at the rate offered by the escrow  agent for that day for  overnight deposits in the  relevant  currency  in the office  where it holds that  deposited  payment (at 11:00 a.m.
         local time on that day) if that  payment is not  released  by to the other  party 5:00 p.m.  local time on the date it is deposited  for any reason other than the  intended  recipient's  failure to make the escrow deposit it is required to make under this paragraph in a timely fashion.

(p)      Safe Harbors.  Each party to this Agreement acknowledges that:

         (i)      This  Agreement,  including  any Credit  Support  Document,  is a "master  netting  agreement" as defined in the U.S.  Bankruptcy  Code (the  "Code"),  and this  Agreement,  including  any Credit
                  Support Document,  and each Transaction hereunder is of a type set forth in Section 561(a)(1)-(5)
                  of the Code;

         (ii)     Party A is a "master netting  agreement  participant" and a "swap  participant" as defined in the
                  Code;

         (iii)    The remedies provided herein,  and in any Credit Support  Document,  are the remedies referred to in Section 561(a), Sections 362(b)(6), (7), (17) and (27), and Section 362(o) of the Code;

         (iv)     All transfers of cash,  securities or other property under or in connection  with this Agreement, any Credit  Support  Document or any  Transaction  hereunder are "margin  payments",  "settlement payments" and/or "transfers" under Sections 546(e),  (f), (g) or (j), and under Section 548(d)(2)
                  of the Code; and

         (v)      Each obligation under this Agreement,  any Credit Support  Document or any Transaction  hereunder is an obligation to make a "margin  payment",  "settlement  payment" and/or  "payment" within the meaning of Sections 362, 560 and 561 of the Code.

(q)      Limitation on Events of Default.  Notwithstanding  the terms of Sections 5 and 6 of this Agreement,  if at any time and so long as Party B has satisfied in full all its payment  obligations  under Section  2(a)(i)
         of this  Agreement and has at the time no future  payment  obligations,  whether  absolute or  contingent, under such  Section,  then unless Party A is required  pursuant to  appropriate  proceedings  to return to
         Party B or  otherwise  returns  to  Party B upon  demand  of  Party B any  portion  of such  payment,  the occurrence of an event  described in Section  5(a)(i) of this  Agreement with respect to Party B shall not constitute  an Event of  Default  or  Potential  Event of Default  with  respect to Party B as  Defaulting
         Party.

(r)      Compliance with Regulation AB

         (i)      Party A agrees and acknowledges  that it is required under Regulation AB under the Securities Act of 1933, as amended,  and the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act")
                  ("Regulation AB"), to disclose certain  information  regarding Party A or its group of affiliated entities, if applicable,  depending on the aggregate "significance percentage" of the Transaction under  this  Agreement  and any  other  derivative  contracts  between  Party A or its  group  of affiliated  entities,  if applicable,  and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

         (ii)     It shall be a swap disclosure event ("Swap Disclosure  Event") if, on any Business Day during the term of the  Transaction  hereunder,  the  Certificate  Administrator  requests (in writing) from
                  Party A the  applicable  financial  information  described  in Item 1115 of  Regulation  AB (such request to be based on a  reasonable  determination  by the  Certificate  Administrator,  in good faith,  that such  information  is  required  under  Regulation  AB as a result of the  aggregate
                  "significance percentage" exceeding 10%) (the "Swap Financial Disclosure").

         (iii)    Upon the occurrence of a Swap Disclosure  Event,  Party A, at its own expense,  shall (a) provide to the  Certificate  Administrator  the Swap Financial  Disclosure,  (b) secure another entity to replace Party A as party to this Agreement on terms  substantially  similar to this Agreement and which entity is able to comply with the financial  information  disclosure  requirements  of Item
                  1115 of Regulation AB or (c) obtain a guaranty of the Party A's obligations  under this Agreement from  an  affiliate  of the  Party  A that  is able to  comply  with  the  financial  information disclosure  requirements of Item 1115 of Regulation AB, such that disclosure  provided in respect of the  affiliate  will  satisfy  any  disclosure  requirements  applicable  with  respect to the
                  Counterparty,  and cause such  affiliate to provide Swap  Financial  Disclosure.  If permitted by
                  Regulation  AB, any  required  Swap  Financial  Disclosure  may be provided by  incorporation  by reference from reports filed pursuant to the Exchange Act.

IN WITNESS  WHEREOF,  the parties have executed this  document by their duly  authorized  officers with effect from the date so specified on the first page hereof.

                                                      Credit Suisse InternationalDeutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust
                                                      Trustee on behalf of the Supplemental Interest Trust
                                                      with respect to the RALI Series 2008-QR1 Trust,
                                                      Mortgage Asset-Backed Pass-Through Certificates,
                                                      Series 2008-QR1

                                                      By:  /s/ Erica L. Hryniuk
                                                      Name: Erica Hryniuk
                                                      Title: Authorized Signatory

                                                      By:   /s/ Karlene Benvenuto
                                                      Name: Karlene Benvenuto
                                                      Title: Authorized Signer

                                                      By:  /s/ Barry Dixon
                                                      Name: Barry Dixon
                                                      Title: Authorized Signatory

                                                      By:  /s/ Amy Stoddard
                                                      Name: Amy Stoddard
                                                      Title: Authorized Signer

                                                                         CREDIT SUISSE INTERNATIONAL

                                                                         One Cabot Square,      Telephone 020 7888 8888
                                                                         London E14 4QJ         www.credit-suisse.com

                                               Novation Confirmation

Date:    08 February 2008

To:      Deutsche Bank Trust Company  Americas,  not in its  individual  capacity but solely as  Supplemental  Interest
         Trust Trustee on behalf of the  Supplemental  Interest Trust with respect to the RALI Series  2008-QR1  Trust,
         Mortgage Asset-Backed Pass-Through Certificates, Series 2008-QR1

To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53346268NOV
___________________________________________________________________________________________________________________

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and  conditions  of the  Novation  Transaction  entered into  between the parties and  effective  from the  Novation  Date  specified  below.  This  Novation  Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1.       The  definitions  and  provisions   contained  in  the  2004  ISDA  Novation   Definitions   (the
"Definitions")  and the terms and  provisions of the 2000 ISDA  definitions  (the "Product  Definitions"),  each as published  by the  International  Swaps and  Derivatives  Association,  Inc.  and  amended  from time to time,  are incorporated in this Novation  Confirmation.  In the event of any inconsistency  between (i) the Definitions,  (ii)
the Product  Definitions  and/or  (iii) the  Novation  Agreement  and this  Novation  Confirmation,  this  Novation
Confirmation  will  govern.  In the  event of any  inconsistency  between  the  Novation  Confirmation  and the New
Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

         2.       The  terms of the  Novation  Transaction  to which  this  Novation  Confirmation  relates  are as follows:

           Novation Date:                                    08 February 2008

           Novated Amount:                                   USD  75,000,000.00,  subject to  amortization  as set
                                                             out in the Additional Terms

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       Deutsche  Bank Trust  Company  Americas,  not in its
                                                             individual   capacity  but  solely  as  Supplemental
                                                             Interest    Trust   Trustee   on   behalf   of   the
                                                             Supplemental  Interest  Trust  with  respect  to the
                                                             RALI Series  2008-QR1 Trust,  Mortgage  Asset-Backed
                                                             Pass-Through Certificates, Series 2008-QR1
           Remaining Party:                                  Credit Suisse International

           New Agreement (between  Transferee and Remaining  1992 ISDA  Master  Agreement  (Multicurrency  - Cross
           Party):                                           Border) dated as of
                                                             08 February 2008

         3.       The  terms  of  the  Old   Transaction  to  which  this  Novation   Confirmation   relates,   for
identification purposes, are as follows:

           Trade Date of Old Transaction:                                   07 January 2008
           Effective Date of Old Transaction:                               08 February 2008
           Termination Date of Old Transaction:                             25 January 2012

         4.       The  terms of the New  Transaction  to  which  this  Novation  Confirmation  relates  shall be as specified in the New Confirmation attached hereto as Exhibit A.

         Full First Calculation Period:                                 Applicable

         5.       Miscellaneous Provisions:

         Non-Reliance:                                                  Applicable

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which the above  transaction  was  executed  will be notified to the parties on request.

It is expressly  understood  and agreed by the parties  hereto that (i) this Agreement is executed and delivered by
Deutsche  Bank Trust Company  Americas  ("DBTCA"),  not  individually  or  personally,  but solely as  Supplemental
Interest  Trust  Trustee  of the  Supplemental  Interest  Trust  under the Trust  Agreement  pursuant  to which the
Supplemental  Interest Trust was formed,  in the exercise of the powers and authority  conferred upon and vested in it, and pursuant to instructions  set forth therein,  (ii) DBTCA has been directed  pursuant to the Trust Agreement to enter  into this  Agreement  and to  perform  its  obligations  hereunder,  (iii)  each of the  representations, undertakings  and  agreements  herein  made  on  the  part  of  Party  B is  made  and  intended  not  as  personal representations,  undertakings  or agreements of DBTCA,  but is made and intended solely for the purpose of binding only the Supplemental  Interest Trust,  (iv) nothing  contained herein shall be construed as imposing any liability upon DBTCA,  individually  or  personally,  to perform any covenant,  either express or implied,  contained  herein
(including,  for the avoidance of doubt,  any liability,  individually  or personally,  for any failure or delay in making a payment  hereunder  to Party A due to any failure or delay in  receiving  amounts held in the account held by the  Supplemental  Interest Trust created  pursuant to the Trust  Agreement) and all such liability,  if any, is hereby  expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties hereto and such waiver  shall bind any third party making a claim by or through one of the parties  hereto,  and (v) under no  circumstances  shall DBTCA be personally  liable for the payment of any indebtedness or expenses of Party B, or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by
Party B under this  Agreement  or any related  documents,  as to all of which  recourse  shall be had solely to the assets of the Supplemental Interest Trust in accordance with the Trust Agreement.

The parties  confirm  their  acceptance  to be bound by this  Novation  Confirmation  as of the Novation  Date by executing a copy of this  Novation  Confirmation  and returning it to us. The  Transferor,  by its execution of a copy of this Novation  Confirmation,  agrees to the terms of the Novation  Confirmation  as it relates to the Old
Transaction.  The Transferee,  by its execution of a copy of this Novation  Confirmation,  agrees to the terms of the Novation Confirmation as it relates to the New Transaction.

Credit Suisse International

By:     /s/ Erica L. Hryniuk
Name:  Erica L. Hrniuk
Title: Authorized Signatory

Credit Suisse Management LLC

By:      /s/ Yolanda Perez-Wilson
Name: Yolanda Perez-Wilson
Title: Assistant Vice President, Complex Product Support

Deutsche Bank Trust Company  Americas,  not in its individual  capacity but solely as  Supplemental  Interest Trust
Trustee on behalf of the  Supplemental  Interest  Trust with respect to the RALI Series  2008-QR1  Trust,  Mortgage
Asset-Backed Pass-Through Certificates, Series 2008-QR1

By:      /s/ Karlene Benvenuto
   Name: Karlene Benvenuto
   Title:  Authorized Signor

By:     /s/ Amy Stoddard
   Name: Amy Stoddard
   Title:  Authorized Signor

Our Reference No: External ID: 53346268NOV / Risk ID: 448197157 & 448197181

                                                     EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

                                                                         CREDIT SUISSE INTERNATIONAL

                                                                         One Cabot Square,      Telephone 020 7888 8888
                                                                         London E14 4QJ         www.credit-suisse.com

                                                                                                   08 February 2008

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust
Trustee on behalf of the Supplemental Interest Trust with respect to the RALI Series 2008-QR1 Trust, Mortgage
Asset-Backed Pass-Through Certificates, Series 2008-QR1

External ID: 53346268N3

___________________________________________________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and  conditions  of the Swap
Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the  "Swap  Transaction").   This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this  Confirmation  "CSIN" means Credit Suisse  International and  "Counterparty"  means Deutsche Bank Trust Company
Americas,  not in its  individual  capacity  but  solely  as  Supplemental  Interest  Trust  Trustee  on  behalf of the
Supplemental  Interest  Trust with  respect to the RALI  Series  2008-QR1  Trust,  Mortgage  Asset-Backed  Pass-Through
Certificates, Series 2008-QR1.

1.       The definitions and provisions  contained in the 2006 ISDA Definitions (as published by the  International
         Swaps and Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any inconsistency  between those  definitions and provisions and this  Confirmation,  this  Confirmation  will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 8 February 2008 as amended and supplemented  from time to time (the  "Agreement"),  between you and us.
         All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         CSIN and  Counterparty  each  represents  to the other that it has entered into this Swap  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed by the other.

2.       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  75,000,000.00,  subject to  amortization  as set out in the Additional Terms

                  Trade Date:                          07 January 2008

                  Effective Date:                      08 February 2008

                  Termination Date:                    25 January 2012,  subject to  adjustment in accordance  with the Following Business Day Convention

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        08 February 2008

                  Fixed Amount:                        USD 195,000

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The 25th of each  month,  commencing  on 25  February  2008, and  ending on the  Termination  Date,  inclusive,  using No
                                                       Adjustment to Period End Dates

                  Floating Rate Payer
                  Payment Dates:                       One  Business  Day prior to the  Floating  Rate Payer Period
                                                       End Dates

                  Cap Rate:                            4.60%

                  Initial Calculation Period:          From and  including  08  February  2008 up to but  excluding the Floating  Rate Period End Date  scheduled to occur on 25
                                                       February 2008.

                  Floating Rate Option:                USD-LIBOR-BBA, subject to maximum rate of 6.10%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         08  February  2008 in respect of the Initial  Floating  Rate
                                                       Payer   Calculation   Period  and  the  first  day  of  each
                                                       subsequent Calculation Period

                  Compounding:                         Inapplicable

         Business Days:                                New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty: As advised separately in writing

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which  the  above  transaction  was  executed  will be  notified  to
Counterparty on request.

It is expressly  understood  and agreed by the parties  hereto that (i) this Agreement is executed and delivered by
Deutsche  Bank Trust Company  Americas  ("DBTCA"),  not  individually  or  personally,  but solely as  Supplemental
Interest  Trust  Trustee  of the  Supplemental  Interest  Trust  under the Trust  Agreement  pursuant  to which the
Supplemental  Interest Trust was formed,  in the exercise of the powers and authority  conferred upon and vested in it, and pursuant to instructions  set forth therein,  (ii) DBTCA has been directed  pursuant to the Trust Agreement to enter  into this  Agreement  and to  perform  its  obligations  hereunder,  (iii)  each of the  representations, undertakings  and  agreements  herein  made  on  the  part  of  Party  B is  made  and  intended  not  as  personal representations,  undertakings  or agreements of DBTCA,  but is made and intended solely for the purpose of binding only the Supplemental  Interest Trust,  (iv) nothing  contained herein shall be construed as imposing any liability upon DBTCA,  individually  or  personally,  to perform any covenant,  either express or implied,  contained  herein
(including,  for the avoidance of doubt,  any liability,  individually  or personally,  for any failure or delay in making a payment  hereunder  to Party A due to any failure or delay in  receiving  amounts held in the account held by the  Supplemental  Interest Trust created  pursuant to the Trust  Agreement) and all such liability,  if any, is hereby  expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties hereto and such waiver  shall bind any third party making a claim by or through one of the parties  hereto,  and (v) under no  circumstances  shall DBTCA be personally  liable for the payment of any indebtedness or expenses of Party B, or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by
Party B under this  Agreement  or any related  documents,  as to all of which  recourse  shall be had solely to the assets of the Supplemental Interest Trust in accordance with the Trust Agreement.

                               ADDITIONAL TERMS

_____________________________________________________________________________________
   Calculation Period up to but excluding the           Notional Amount(USD):
         Period End Date occurring on:
_____________________________________________________________________________________
                25-February-2008                            75,000,000.00
_____________________________________________________________________________________
                 25-March-2008                              73,416,053.86
_____________________________________________________________________________________
                 25-April-2008                              71,832,107.71
_____________________________________________________________________________________
                  25-May-2008                               70,248,161.57
_____________________________________________________________________________________
                  25-June-2008                              68,664,215.42
_____________________________________________________________________________________
                  25-July-2008                              67,080,269.28
_____________________________________________________________________________________
                 25-August-2008                             65,496,323.13
_____________________________________________________________________________________
               25-September-2008                            63,912,376.99
_____________________________________________________________________________________
                25-October-2008                             62,328,430.85
_____________________________________________________________________________________
                25-November-2008                            60,744,484.70
_____________________________________________________________________________________
                25-December-2008                            59,160,538.56
_____________________________________________________________________________________
                25-January-2009                             57,576,592.41
_____________________________________________________________________________________
                25-February-2009                            55,992,646.27
_____________________________________________________________________________________
                 25-March-2009                              54,408,700.12
_____________________________________________________________________________________
                 25-April-2009                              52,824,753.98
_____________________________________________________________________________________
                  25-May-2009                               51,240,807.84
_____________________________________________________________________________________
                  25-June-2009                              49,656,861.69
_____________________________________________________________________________________
                  25-July-2009                              48,072,915.55
_____________________________________________________________________________________
                 25-August-2009                             46,488,969.40
_____________________________________________________________________________________
               25-September-2009                            44,905,023.26
_____________________________________________________________________________________
                25-October-2009                             43,321,077.12
_____________________________________________________________________________________
                25-November-2009                            41,737,130.97
_____________________________________________________________________________________
                25-December-2009                            40,153,184.83
_____________________________________________________________________________________
                25-January-2010                             38,569,238.68
_____________________________________________________________________________________
                25-February-2010                            36,985,292.54
_____________________________________________________________________________________
                 25-March-2010                              35,401,346.39
_____________________________________________________________________________________
                 25-April-2010                              33,817,400.25
_____________________________________________________________________________________
                  25-May-2010                               32,233,454.11
_____________________________________________________________________________________
                  25-June-2010                              30,649,507.96
_____________________________________________________________________________________
                  25-July-2010                              29,065,561.82
_____________________________________________________________________________________
                 25-August-2010                             27,481,615.67
_____________________________________________________________________________________
               25-September-2010                            25,897,669.53
_____________________________________________________________________________________
                25-October-2010                             24,313,723.38
_____________________________________________________________________________________
                25-November-2010                            22,729,777.24
_____________________________________________________________________________________
                25-December-2010                            21,145,831.10
_____________________________________________________________________________________
                25-January-2011                             19,561,884.95
_____________________________________________________________________________________
                25-February-2011                            17,977,938.81
_____________________________________________________________________________________
                 25-March-2011                              16,393,992.66
_____________________________________________________________________________________
                 25-April-2011                              14,810,046.52
_____________________________________________________________________________________
                  25-May-2011                               13,226,100.37
_____________________________________________________________________________________
                  25-June-2011                              11,642,154.23
_____________________________________________________________________________________
                  25-July-2011                              10,058,208.09
_____________________________________________________________________________________
                 25-August-2011                              8,474,261.94
_____________________________________________________________________________________
               25-September-2011                             6,890,315.80
_____________________________________________________________________________________
                25-October-2011                              5,399,239.92
_____________________________________________________________________________________
                25-November-2011                             3,916,334.53
_____________________________________________________________________________________
                25-December-2011                             2,441,557.81
_____________________________________________________________________________________
                25-January-2012                               974,868.17
_____________________________________________________________________________________

Please  confirm that the  foregoing  correctly  sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                         By:     /s/ Erica L. Hryniuk
                                                            Name: Erica L. Hrniuk
                                                            Title:  Authorized Signatory

                                                        By:     /s/ Barry Dixon
                                                           Name: Barry Dixon
                                                           Title:  Authorized Signatory

Confirmed as of the date first written above:

Deutsche Bank Trust Company  Americas,  not in its individual  capacity but solely as  Supplemental  Interest Trust
Trustee on behalf of the  Supplemental  Interest  Trust with respect to the RALI Series  2008-QR1  Trust,  Mortgage
Asset-Backed Pass-Through Certificates, Series 2008-QR1

By:     /s/ Karlene Benvenuto
   Name: Karlene Benvenuto
   Title:  Authorized Signor

By:     /s/ Amy Stoddard
   Name: Amy Stoddard
   Title:  Authorized Signor

Our Reference No: External ID: 53346268N3 / Risk ID: 448197157 & 448197181